UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811 - 07658 )

Exact name of registrant as specified in charter: Putnam Managed High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000 Date of fiscal year end: May 31, 2006 Date of reporting period: June 1, 2005 - May 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Managed High Yield Trust

5|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management
Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.

A commitment to doing
what’s right for investors
We have stringent investor protections and
provide a wealth of information about the
Putnam funds.

Industry-leading service
We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

Putnam Managed
High Yield
Trust

5 | 31 | 06
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	26
Financial statements	28
Federal tax information	56
Shareholder meeting results	57
Compliance certifications	58
About the Trustees	59
Officers	65

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Investors continue to keep a close watch on the course of the economy. Globally, it appears that, assuming economic growth exceeds 4% in 2006, we will have seen the strongest economic performance over a four-year period in over thirty years. Corporate profits have boomed around the world, business capacity utilization rates have moved up, and unemployment rates have come down. Given such a sustained period of robust growth, it is not surprising that prices have begun to rise, inflation rates have crept up, and central banks in many countries, particularly the Federal Reserve (the Fed) in the United States, have pushed interest rates higher.

In recent weeks, investors have worried that these higher rates could threaten the fundamentals of the global economy, prompting a widespread sell-off. However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher interest rates are bringing business borrowing costs closer to the rate of return available from investments. In our view, this should help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that influence the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Managed High Yield Trust: a disciplined approach to seeking income and capital growth

Relative to most types of fixed-income investments, high-yield bonds are more dependent on the performance of issuing companies than on interest rates. For this reason, distinguishing between opportunities and pitfalls requires a rigorous investment process. With Putnam Managed High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s potential upside or downside before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and expected to tighten, the fund

High-yield bonds have historically offered greater return potential than investment-grade bonds.

may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Managed High Yield Trust seeks high current income and, as a secondary objective, capital growth (to the extent consistent with seeking high current income), by investing in corporate high-yield bonds. The fund is designed for investors seeking higher fixed-income returns who are willing to accept the added risks of investing in below-investment-grade bonds.

Highlights
*	For the 12 months ended May 31, 2006, Putnam Managed High Yield Trust returned 8.03% at net asset value (NAV) and 18.23% at market price.
*	The fund’s benchmark, the JP Morgan Developed High Yield Index, returned 7.36%.
*	The average return for the fund’s Lipper category, High Current Yield Funds (closed-end), was 8.15%.
*	Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 5/31/06

Since the fund’s inception (6/25/93), average annual return is 6.30% at NAV and 5.45% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	5.26%	4.91%	66.97%	61.45%

5 years	7.75	4.25	45.27	23.16

3 years	10.46	6.79	34.76	21.80

1 year	8.03	18.23	8.03	18.23

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

During its fiscal year ended May 31, 2006, Putnam Managed High Yield Trust outperformed its benchmark, the JP Morgan Developed High Yield Index, based on results at net asset value (NAV). We attribute this outperformance primarily to successful security selection. The management team’s decision to overweight bonds from the strong-performing energy and utilities industries also buoyed performance, as did a modest position in emerging-market bonds (which are not a component of the benchmark) held earlier in the fiscal year. The fund’s results at NAV were in line with the average for its Lipper peer group. However, it is important to remember that comparisons in this category can be misleading because it contains only six funds, and at least one fund in the group uses leverage to boost returns.

Market overview

High-yield bonds performed well at the start of the fund’s 2006 fiscal year, mainly due to a strong corporate business climate. In addition, mergers and acquisitions activity was brisk and several high-yield companies were acquired by investment-grade firms, resulting in an upgrade of their credit ratings. However, the market made little progress during the last four months of calendar 2005, as generally solid corporate business fundamentals were offset by periodic negative news, including the bankruptcies of Delta and Northwest airlines in September 2005, auto parts supplier Delphi in October, and electric utility Calpine in December. The high-yield market also continued to digest the significant influx of debt that accompanied the credit-rating downgrades of Ford and General Motors earlier in the year. However, the tide turned in January, as investors focused on continued healthy business fundamentals, large deals that came to the market, consolidation activity, strong liquidity, and General Motor’s plan to sell its financing arm. In addition, even with the bankruptcies cited above, the overall default rate remained below historical averages, indicating the relative financial health of high-yield companies.

While the Fed continued to raise short-term interest rates at each of its Open Market Committee meetings during the period, these moves did not have as much impact on the high-yield market as the relative health of corporate business fundamentals. Against that backdrop, there was a rally among the lower-quality segments of the high-yield market from January through the end of April. However, May brought with it increasing volatility across most asset classes, due to concerns about inflation that made investors more risk-averse. A sharp sell-off in the emerging markets spilled into the credit markets, leading to lower prices for high-yield bonds during May.

Strategy overview

For most of the fiscal year, we maintained a bias toward the higher-quality tiers of the high-yield bond market. Until May, the last month of the fiscal year, high-yield bond spreads — the yield advantage offered by high-yield bonds over comparable Treasuries —remained narrow, meaning investors were not being compensated for taking on the additional risk carried by lower-quality bonds. In addition, we believed that the Fed’s continued tightening of short-term interest rates would start to soften economic growth, a backdrop likely to favor bonds offering higher credit ratings. Overall, we sought to maintain a diversified portfolio, investing in companies offering a sustainable competitive advantage, a

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 5/31/06.

Bonds

JP Morgan Developed High Yield Index (high-yield corporate bonds)	7.36%

Lehman Aggregate Bond Index (broad bond market)	–0.48%

Lehman GNMA Index (Government National Mortgage Association bonds)	0.72%

Lehman Municipal Bond Index (tax-exempt bonds)	1.88%

Lehman Global Aggregate Bond Index (global bond markets)	0.61%

Equities

S&P 500 Index (broad stock market)	8.64%

Russell 2000 Index (small-company stocks)	18.24%

MSCI EAFE Index (international stocks)	28.24%

viable capital structure, sufficient cash-flow generation, and some sort of adequate downside protection. We continued to be selective in adding new names to the fund, relying on our rigorous fundamental credit research to evaluate potential investments.

With regard to industry and sector weightings, we maintained an overweight position in energy, particularly exploration and production companies, which continued to benefit from strong global demand and restricted supply. We also favored media, where valuations remained attractive and solid economic growth sustained advertising spending. In addition, we emphasized bonds issued by building materials companies, which benefited from demand growth, and  utilities, due to the stable cash flow characteristics offered by regulated utilities and pipeline companies.

Areas we chose to underweight, relative to the benchmark, included bonds issued by auto manufacturers and parts suppliers, several of whom filed for bankruptcy protection due in part to high costs and a lack of pricing power. We also underweighted paper and forest products because we felt their valuations were not compelling.

Your fund’s holdings

During the course of the fiscal year, our diversified approach helped stabilize returns. Although our high-quality bias held back performance when lower-quality bonds rallied in early 2006, it helped bolster relative returns during the last quarter of 2005 and again when the market struggled in May 2006. At the same time, we did maintain some exposure to lower-quality pockets of the market — when bonds offered attractive valuations and/or positive business fundamentals — and these investments were able to participate in the rally from January through April 2006.

One of the key contributors of positive results was Doane Pet Care. After this pet food manufacturer was acquired during the first half of the fiscal year, its bonds and preferred stock obligations were redeemed, resulting in significant capital appreciation for your fund. Williams Companies, which owns exploration and production as well as pipeline assets, also fared well due to rising natural gas prices. Your fund held bonds and common stock of Samsonite as the company improved its operating performance, and the stock advanced strongly. Bonds issued by advertising firm Vertis also appreciated during the lower-quality rally in the market in the first few months of 2006, and due to an improvement in the company’s business prospects. Finally, telecommunications services provider Qwest posted improved results because of strengthening business fundamentals and management’s de-leveraging of its balance sheet.

Each period brings with it some disappointments, and this fiscal year

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 5/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date	Industry

Ford Motor Credit Corp. (0.8%)	7.875%, 2010	Automotive

CCH I, LLC (0.7%)	11%, 2015	Cable television

DirecTV Holdings, LLC (0.7%)	6.375%, 2015	Broadcasting

XCL, Ltd. Equity Units (0.7%)	N/A	Oil and gas

Novelis, Inc. 144A (0.7%)	7.75%, 2015	Metals

General Motors Acceptance Corp. (0.6%)	7.75%, 2010	Automotive

Whiting Petroleum Corp. (0.6%)	7%, 2014	Oil and gas

Affinion Group, Inc. 144A (0.6%)	10.125%, 2013	Advertising and
marketing services

Qwest Communications
International, Inc. (0.6%)	7.5%, 2014	Regional Bells

Aero Invest 1 SA 144A
(Luxembourg) (0.6%)	11.269%, 2015	Aerospace and defense

was no exception. The fund’s position in consumer products company Spectrum Brands declined because the company missed earnings expectations due to weakness in its battery business. Relative to the fund’s benchmark index, your fund’s performance was held back by not owning some index components that posted relatively strong returns. We avoided bonds issued by electric utility Calpine, which declared bankruptcy in December but subsequently rallied from distressed levels, posting strong performance during the lower-quality rally in the first four months of 2006. Communications technology firm Level 3 Communications, a distressed security, is also represented in the benchmark but was not a holding in the portfolio. Both of these securities strengthened in the first four months of 2006, dampening the fund’s relative performance.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

On May 12, 2006, the Trustees of the Putnam funds approved the merger of your fund into Putnam High Yield Trust, an open-end fund that pursues similar investment objectives and strategies and which is managed by the same investment team, led by Portfolio Leader Paul Scanlon. The merger is subject to shareholder approval and other conditions, and there is no certainty that the merger will occur. Proxy materials for the merger have been sent to the shareholders of Putnam Managed High Yield Trust and filed with the SEC.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we embark on a new fiscal year, we will focus on three main factors to determine our outlook. First, we consider company fundamentals. While some industries currently are facing challenges, the overall fundamental backdrop for corporations remains generally positive, although higher interest rates, fuel costs, and slowing growth expected in 2007 will provide some headwind in certain sectors. We also examine technicals, or the supply of and demand for high-yield bonds. Recently, these technicals have been less favorable: New issuance is currently running well ahead of last year’s levels and the quality of some new deals has deteriorated. One redeeming feature is that many bonds are being removed from the market by tenders, upgrades, and refinancing in the bank loan market. At this point, the technical outlook is difficult to predict, and we remain neutral. Finally, we consider valuations. While high-yield spreads are tighter than the long-term average — indicating that high-yield bonds are selling at relatively high valuations —they remain above their historically tightest levels. Ordinarily, this would be of significant concern. However, defaults remain at low levels and show no sign of spiking. Therefore, we find valuations to be reasonable, as long as defaults don’t increase.

When we put this all together, we believe returns for fiscal 2007 will be generated mainly through interest income rather than capital appreciation or depreciation. Therefore, we intend to continue to build and maintain a diversified portfolio of relatively high-quality bonds.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return and comparative index results for periods ended 5/31/06

				Lipper High
			JP Morgan	Current Yield
			Developed	Funds
		Market	High-Yield	(closed-end)
	NAV	price	Index	category average†

Annual average
Life of fund
(since 6/25/93)	6.30%	5.45%	—*	6.86%

10 years	66.97	61.45	95.26%	76.61
Annual average	5.26	4.91	6.92	5.76

5 years	45.27	23.16	53.12	44.01
Annual average	7.75	4.25	8.89	7.50

3 years	34.76	21.80	33.21	31.37
Annual average	10.46	6.79	10.03	9.52

1 year	8.03	18.23	7.36	8.15

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* This index began operations on 12/31/94.

† Over the 1-, 3-, 5-, and 10-year periods ended 5/31/06, there were 6, 4, 4, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 5/31/06

Distributions

Number	12

Income	$0.588

Capital gains	—

Total	$0.588

Share value:	NAV	Market price

5/31/05	$9.04	$7.97

5/31/06	9.10	8.78

Current yield (end of period)
Current dividend rate[1]	6.46%	6.70%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance for most recent calendar quarter
Total return for periods ended 6/30/06

	NAV	Market price

Annual average
Life of fund (since 6/25/93)	6.24%	5.40%

10 years	66.02	59.95
Annual average	5.20	4.81

5 years	47.61	30.14
Annual average	8.10	5.41

3 years	30.79	21.92
Annual average	9.36	6.83

1 year	6.10	13.94

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader. Norman Boucher and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of May 31, 2006, and May 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Paul Scanlon	2006	*

Portfolio Leader	2005	*

Norman Boucher	2006	*

Portfolio Member	N/A

Robert Salvin	2006	*

Portfolio Member	2005	*

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 5/31/05.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $50,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam High Yield Trust.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund, and a Portfolio Member of Putnam Convertible Income-Growth Trust, Putnam High Yield Advantage Fund, and Putnam High Yield Trust.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended May 31, 2006, Portfolio Member Norman Boucher joined and Portfolio Member Geoffrey Kelley left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2006, and May 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 5/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract and administrative services contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, administrative services contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

*	That the fee schedule currently in effect for your fund, subject to certain changes noted
below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by
Putnam Management in providing such services, and
*	That such fee schedule represents an appropriate sharing between fund shareholders and
Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of your fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees then reexamined this matter and recommended that these differences be conformed to a uniform five basis points. Under the new fee schedule, which went into effect on January 1, 2006, the fund pays a quarterly management fee to Putnam Management calculated at the annual rates set out below:

0.55% of the first $500 million of the fund’s average weekly assets (as described below under “Approval of Amended and Restated Management Contract in July 2005”);
0.45% of the next $500 million;
0.40% of the next $500 million;
0.35% of the next $5 billion;
0.325% of the next $5 billion;
0.305% of the next $5 billion;
0.29% of the next $5 billion;
0.28% of the next $5 billion;
0.27% of the next $5 billion;
0.26% of the next $5 billion;
0.25% of the next $5 billion;
0.24% of the next $5 billion;
0.23% of the next $5 billion; and
0.22% thereafter.

Your fund’s separate administrative services contract, which was amended in January 2006, provides for quarterly payment of fees to Putnam Management equal at all asset levels to 0.20% of the fund’s average weekly assets.

Based on net asset levels as of June 30, 2005, and without taking into account any leverage your fund may incur for investment purposes, the new management fee schedule for your fund will not change the combined management and administrative services fees, as a percentage of the fund’s net assets, currently paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the first percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, which as of January 1, 2006, reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management and administrative services fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds (closed-end)) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

56th	40th	40th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 8, 4, and 4 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Current Yield Funds (closed-end) category for the one-, five-, and ten-year periods ended June 30, 2006, were 29%, 40%, and 40%, respectively. Over the one-, five-, and ten-year periods ended June 30, 2006, the fund ranked 2nd out of 6, 2nd out of 4, and 2nd out of 4 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract and administrative services contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The

Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of amended and restated management contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. As a fundamental investment restriction prohibits the fund from issuing preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the amendment would align the fee arrangements for your fund more closely with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction)

where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

Shareholders of your fund approved the amended and restated management contract at a meeting on December 6, 2005 (which was an adjournment of the fund’s annual meeting convened on October 28, 2005).

The Trustees also approved conforming changes to the sub-management contract between Putnam Management and PIL with respect to your fund, to provide for PIL’s fee to be calculated on the basis of the fund’s average weekly assets. The fee paid under the sub-management contract is paid by Putnam Management and not by your fund. Under the circumstances, the changes to the sub-management contract did not require shareholder approval.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Pending the outcome of shareholder voting on the proposal to merge the fund with Putnam High Yield Trust, the fund does not currently intend to repurchase shares under this program.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders Putnam Managed High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Managed High Yield Trust, including the fund's portfolio, as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed High Yield Trust as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts July 10, 2006

The fund’s portfolio 5/31/06

CORPORATE BONDS AND NOTES (89.8%)*

		Principal amount	Value

Advertising and Marketing Services (0.9%)
Affinion Group, Inc. 144A bonds 11 1/2s, 2015		$100,000	$101,750
Affinion Group, Inc. 144A company guaranty 10 1/8s, 2013		400,000	414,000
Lamar Media Corp. company guaranty 7 1/4s, 2013		100,000	99,125
			614,875

Automotive (5.5%)
ArvinMeritor, Inc. notes 8 3/4s, 2012		25,000	25,125
ArvinMeritor, Inc. sr. unsecd. notes 8 1/8s, 2015		55,000	52,938
Avis Budget Care Rental, LLC 144A sr. notes 7 3/4s, 2016		110,000	110,825
Ford Motor Co. notes 7.45s, 2031		255,000	184,875
Ford Motor Credit Corp. bonds 7 3/8s, 2011		65,000	58,374
Ford Motor Credit Corp. notes 7 7/8s, 2010		565,000	521,238
Ford Motor Credit Corp. notes 7 3/8s, 2009		220,000	202,639
Ford Motor Credit Corp. notes 6 1/2s, 2007		200,000	199,886
General Motors Acceptance Corp. notes 7 3/4s, 2010		430,000	421,283
General Motors Acceptance Corp. notes 6 7/8s, 2012		395,000	367,166
General Motors Acceptance Corp. notes 6 3/4s, 2014		300,000	272,328
General Motors Acceptance Corp. notes 5 1/8s, 2008		100,000	94,716
General Motors Acceptance Corp. sr. unsub. notes 5.85s, 2009		200,000	188,752
Hertz Corp. 144A sr. notes 8 7/8s, 2014		140,000	145,600
Lear Corp. company guaranty Ser. B, 8.11s, 2009		75,000	73,125
Lear Corp. sr. notes 8 1/8s, 2008	EUR	25,000	32,782
Meritor Automotive, Inc. notes 6.8s, 2009		$20,000	19,500
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		130,000	130,650
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013		210,000	231,000
TRW Automotive, Inc. sr. notes 9 3/8s, 2013		180,000	193,950
TRW Automotive, Inc. sr. sub. notes 11s, 2013		145,000	160,588
			3,687,340

Beverage (0.1%)
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008		45,000	46,125
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012		45,000	46,575
			92,700

Broadcasting (4.1%)
British Sky Broadcasting PLC company
guaranty 6 7/8s, 2009 (United Kingdom)		210,000	215,786
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015		520,000	488,800
DirecTV Holdings, LLC sr. notes 8 3/8s, 2013		194,000	205,398
Echostar DBS Corp. company guaranty 6 5/8s, 2014		165,000	155,925
Echostar DBS Corp. sr. notes 6 3/8s, 2011		380,000	364,800
Gray Television, Inc. company guaranty 9 1/4s, 2011		105,000	110,250
LIN Television Corp. company guaranty Ser. B, 6 1/2s, 2013		110,000	102,025
LIN Television Corp. sr. sub. notes 6 1/2s, 2013		125,000	115,938
Paxson Communications Corp. 144A sec. FRN 11.318s, 2013		75,000	75,844
Paxson Communications Corp. 144A sec. FRN 8.318s, 2012		90,000	91,800

CORPORATE BONDS AND NOTES (89.8%)* continued

	Principal amount	Value

Broadcasting continued
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	$155,000	$164,300
Rainbow National Services, LLC 144A
sr. sub. debs. 10 3/8s, 2014	150,000	167,625
Sirius Satellite Radio, Inc. sr. unsecd. notes 9 5/8s, 2013	140,000	132,300
Young Broadcasting, Inc. company guaranty 10s, 2011	301,000	272,405
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	65,000	54,600
		2,717,796

Building Materials (2.1%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012	215,000	222,525
Building Materials Corp. company guaranty 8s, 2008	60,000	60,750
Goodman Global Holding Co., Inc. sr. notes FRN
Ser. B, 7.491s, 2012	28,000	28,350
Goodman Global Holding Co., Inc.
sr. sub. notes 7 7/8s, 2012	85,000	83,300
Jacuzzi Brands, Inc. sec. notes 9 5/8s, 2010	75,000	80,250
NTK Holdings, Inc. sr. disc. notes zero %, 2014	250,000	188,750
Owens Corning bonds 7 1/2s, 2018 (In default) †	5,000	5,450
Owens Corning notes 7 1/2s, 2005 (In default) † ****	120,000	130,800
Ply Gem Industries, Inc. sr. sub. notes 9s, 2012	30,000	28,275
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	225,000	229,500
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	350,000	351,750
		1,409,700

Cable Television (2.7%)
Adelphia Communications Corp. sr. notes 10 7/8s,
2010 (In default) †	20,000	9,350
Adelphia Communications Corp. sr. notes 10 1/4s,
2011 (In default) †	90,000	45,675
Adelphia Communications Corp. sr. notes 10 1/4s,
2006 (In default) †	5,000	2,313
Adelphia Communications Corp. sr. notes 9 3/8s,
2009 (In default) †	5,000	2,438
Adelphia Communications Corp. sr. notes Ser. B,
9 7/8s, 2007 (In default) †	40,000	18,800
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	255,000	243,525
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	80,000	79,200
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	205,000	204,488
CCH I Holdings, LLC company guaranty stepped-coupon
zero % (12 1/8s, 11/15/07), 2015 ††	35,000	18,725
CCH I, LLC secd. notes 11s, 2015	582,000	496,155
CCH II 144A sr. notes 10 1/4s, 2010	300,000	298,500
CSC Holdings, Inc. debs. 7 5/8s, 2018	35,000	34,825
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	195,000	195,975
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012	155,000	151,706
		1,801,675

CORPORATE BONDS AND NOTES (89.8%)* continued

		Principal amount	Value

Capital Goods (10.5%)
Aero Invest 1 SA 144A company guaranty FRN 11.269s,
2015 (Luxembourg) ‡‡	EUR	300,584	$398,818
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		$240,000	235,500
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		270,000	284,175
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		360,000	388,800
Argo-Tech Corp. sr. notes 9 1/4s, 2011		125,000	131,250
Blount, Inc. sr. sub. notes 8 7/8s, 2012		155,000	159,650
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		80,000	72,800
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		145,000	145,000
Crown Americas, LLC/Crown Americas Capital Corp.
144A sr. notes 7 5/8s, 2013		255,000	256,275
Crown Cork & Seal Co. Inc. debs. 8s, 2023		110,000	105,050
Decrane Aircraft Holdings Co. company guaranty
zero %, 2008 (acquired 7/23/04, cost $115,034) ‡		351,000	245,700
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		315,000	337,050
Graham Packaging Co., Inc. company guaranty 8 1/2s, 2012		25,000	25,250
Graham Packaging Co., Inc. sub. notes 9 7/8s, 2014		150,000	153,000
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015		215,000	221,450
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		15,000	14,475
Invensys PLC 144A notes 9 7/8s, 2011 (United Kingdom)		15,000	16,275
K&F Acquisitions, Inc. company guaranty 7 3/4s, 2014		125,000	126,875
L-3 Communications Corp. company guaranty 6 1/8s, 2013		325,000	306,313
L-3 Communications Corp. sr. sub. notes Class B, 6 3/8s, 2015		165,000	155,925
Legrand SA debs. 8 1/2s, 2025 (France)		310,000	364,250
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		91,000	98,963
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		290,000	295,800
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		240,000	226,200
Mueller Group, Inc. sr. sub. notes 10s, 2012		175,000	191,188
Owens-Brockway Glass company guaranty 8 1/4s, 2013		180,000	181,800
Owens-Brockway Glass company guaranty 7 3/4s, 2011		40,000	40,500
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		125,000	132,188
Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	155,000	199,863
Owens-Illinois, Inc. debs. 7.8s, 2018		$45,000	43,313
Ray Acquisition SCA sr. notes 9 3/8s, 2015 (France)	EUR	210,000	286,829
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)		$155,000	159,365
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		285,000	256,500
TD Funding Corp. company guaranty 8 3/8s, 2011		235,000	249,688
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		240,000	267,600
Terex Corp. company guaranty 9 1/4s, 2011		35,000	37,013
Terex Corp. company guaranty 7 3/8s, 2014		18,000	18,045
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		190,000	200,450
			7,029,186

Chemicals (4.9%)
BCP Crystal US Holdings Corp. sr. sub. notes 9 5/8s, 2014		130,000	142,675
Cognis Holding GmbH & Co. 144A sr. notes 11.644s,
2015 (Germany)	EUR	75,000	99,309

CORPORATE BONDS AND NOTES (89.8%)* continued

		Principal amount	Value

Chemicals continued
Cognis Holding GmbH & Co. 144A sr. notes 9 1/2s,
2014 (Germany)	EUR	210,000	$302,472
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$50,000	46,000
Compass Minerals International, Inc. sr. notes
stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		235,000	225,600
Crystal US Holdings, LLC sr. disc. notes stepped-coupon
Ser. A, zero % (10s, 10/1/09), 2014 ††		275,000	219,313
Equistar Chemicals, LP/Equistar Funding Corp.
company guaranty 10 1/8s, 2008		290,000	311,025
Hercules, Inc. company guaranty 6 3/4s, 2029		140,000	133,000
Huntsman, LLC company guaranty 11 5/8s, 2010		78,000	86,580
Huntsman, LLC company guaranty 11 1/2s, 2012		40,000	45,500
Ineos Group Holdings PLC 144A bonds 7 7/8s, 2016
(United Kingdom)	EUR	115,000	141,491
Innophos, Inc. company guaranty 8 7/8s, 2014		$325,000	330,688
Invista 144A notes 9 1/4s, 2012		45,000	47,700
Lyondell Chemical Co. company guaranty 10 1/2s, 2013		155,000	173,600
Nalco Co. sr. sub. notes 9s, 2013	EUR	65,000	89,824
Nalco Co. sr. sub. notes 8 7/8s, 2013		$190,000	195,463
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)		180,000	177,750
PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)		20,925	21,840
PQ Corp. 144A company guaranty 7 3/4s, 2013		200,000	192,750
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	235,000	309,205
Sterling Chemicals, Inc. sec. notes 10s, 2007		$27,275	26,048
			3,317,833

Communication Services (7.0%)
American Cellular Corp. company guaranty 9 1/2s, 2009		35,000	36,006
American Cellular Corp. sr. notes Ser. B, 10s, 2011		320,000	343,600
American Tower Corp. sr. notes 7 1/2s, 2012		65,000	66,300
American Towers, Inc. company guaranty 7 1/4s, 2011		125,000	127,813
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		75,000	80,813
Centennial Communications Corp. sr. notes 10s, 2013		105,000	108,675
Centennial Communications Corp. sr. notes FRN 10.74s, 2013		30,000	31,275
Cincinnati Bell Telephone company guaranty 6.3s, 2028		25,000	21,625
Cincinnati Bell, Inc. company guaranty 7s, 2015		60,000	58,050
Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014		20,000	20,200
Cincinnati Bell, Inc. unsub. notes 7 1/4s, 2023		70,000	66,675
Citizens Communications Co. notes 9 1/4s, 2011		185,000	200,956
Citizens Communications Co. sr. notes 6 1/4s, 2013		160,000	152,800
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		120,000	126,000
Dobson Cellular Systems sec. notes 9 7/8s, 2012		120,000	129,600
Dobson Communications Corp. sr. notes FRN 9.318s, 2012		60,000	60,600
Eircom Funding company guaranty Ser. US$, 8 1/4s,
2013 (Ireland)		45,000	48,263

CORPORATE BONDS AND NOTES (89.8%)* continued

	Principal amount	Value

Communication Services continued
Horizon PCS, Inc. company guaranty 11 3/8s, 2012	$30,000	$34,050
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)	114,000	116,280
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom)††	175,000	149,188
Intelsat Subsidiary Holding Co., Ltd. company
guaranty 8 7/8s, 2015 (Bermuda)	160,000	162,000
Intelsat Subsidiary Holding Co., Ltd. sr. notes 8 1/2s, 2013
(Bermuda)	75,000	75,281
iPCS, Inc. sr. notes 11 1/2s, 2012	55,000	62,700
IWO Holdings, Inc. sec. FRN 8.818s, 2012	20,000	20,750
Madison River Capital Corp. sr. notes 13 1/4s, 2010	30,000	31,350
Nordic Telephone Co. Holdings ApS 144A
sr. notes 8 7/8s, 2016 (Denmark)	75,000	77,438
PanAmSat Corp. company guaranty 9s, 2014	255,000	264,563
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	410,000	407,950
Qwest Corp. notes 8 7/8s, 2012	330,000	353,925
Qwest Corp. sr. notes 7 5/8s, 2015	115,000	117,013
Qwest Corp. debs. 7 1/4s, 2025	55,000	52,663
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	180,000	209,700
Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)	40,000	44,050
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	250,000	242,500
Rural Cellular Corp. sr. notes 9 7/8s, 2010	120,000	126,300
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	30,000	30,300
Rural Cellular Corp. 144A sr. sub. notes FRN 10.899s, 2012	40,000	41,700
Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013	130,000	129,675
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	185,000	197,256
Valor Telecommunications Enterprises, LLC/Finance Corp.
company guaranty 7 3/4s, 2015	60,000	61,800
		4,687,683

Consumer (0.8%)
Jostens IH Corp. company guaranty 7 5/8s, 2012	245,000	240,713
Samsonite Corp. sr. sub. notes 8 7/8s, 2011	260,000	271,050
		511,763

Consumer Goods (1.9%)
Church & Dwight Co., Inc. company guaranty 6s, 2012	105,000	99,750
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	120,000	120,000
Playtex Products, Inc. sec. notes 8s, 2011	305,000	319,488
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	259,000	260,295
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	105,000	89,250
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	45,000	44,100
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	335,000	272,188
Spectrum Brands, Inc. sr. sub. notes 8 1/2s, 2013	80,000	69,600
		1,274,671

CORPORATE BONDS AND NOTES (89.8%)* continued

	Principal amount	Value

Consumer Services (1.0%)
AMR Holding Co., Inc./EmCare Holding Co., Inc.
sr. sub. notes 10s, 2015	$85,000	$90,525
Brand Services, Inc. company guaranty 12s, 2012	235,000	267,900
iPayment, Inc. 144A sr. sub. notes 9 3/4s, 2014	55,000	55,138
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	80,000	76,800
United Rentals NA, Inc. sr. sub. notes 7 3/4s, 2013	18,000	17,640
United Rentals NA, Inc. sr. sub. notes 7s, 2014	175,000	164,500
		672,503

Energy (7.5%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	270,000	261,900
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	70,000	72,450
Chaparral Energy, Inc. 144A sr. notes 8 1/2s, 2015	110,000	111,375
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	185,000	181,300
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	45,000	46,013
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	210,000	214,725
Chesapeake Energy Corp. sr. notes 7s, 2014	60,000	59,775
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	145,000	141,375
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	95,000	91,438
Delta Petroleum Corp. company guaranty 7s, 2015	365,000	333,975
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	75,000	75,938
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	22,000	22,110
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	45,000	41,288
Encore Acquisition Co. sr. sub. notes 6s, 2015	152,000	135,660
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	175,000	170,625
Forest Oil Corp. company guaranty 7 3/4s, 2014	70,000	71,400
Forest Oil Corp. sr. notes 8s, 2011	145,000	150,438
Forest Oil Corp. sr. notes 8s, 2008	35,000	35,700
Hanover Compressor Co. sr. notes 9s, 2014	70,000	74,375
Hanover Compressor Co. sr. notes 8 5/8s, 2010	40,000	41,200
Hanover Equipment Trust sec. notes Ser. B, 8 3/4s, 2011	30,000	31,200
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	275,000	268,813
Inergy, LP/Inergy Finance Corp. sr. notes 6 7/8s, 2014	365,000	344,013
KCS Energy, Inc. sr. notes 7 1/8s, 2012	65,000	65,163
Massey Energy Co. sr. notes 6 5/8s, 2010	260,000	260,000
Newfield Exploration Co. sr. notes 7 5/8s, 2011	130,000	133,250
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	125,000	119,688
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	75,000	74,813
Peabody Energy Corp. sr. notes 5 7/8s, 2016	135,000	126,563
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	95,000	93,813
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	145,000	151,525
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	140,000	132,300
Pride International, Inc. sr. notes 7 3/8s, 2014	185,000	189,163
Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	100,000	95,500

CORPORATE BONDS AND NOTES (89.8%)* continued

		Principal amount	Value

Energy continued
Stone Energy Corp. sr. sub. notes 6 3/4s, 2014		$160,000	$160,400
Whiting Petroleum Corp. company guaranty 7s, 2014		435,000	419,775
			4,999,039

Entertainment (1.3%)
AMC Entertainment, Inc. sr. sub. notes 8s, 2014		22,000	20,515
AMC Entertainment, Inc. 144A company guaranty 11s, 2016		100,000	108,000
Cinemark USA, Inc. sr. sub. notes 9s, 2013		60,000	63,900
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††		245,000	192,019
Marquee Holdings, Inc. sr. disc. notes stepped-coupon
zero % (12s, 8/15/09), 2014 ††		140,000	99,750
Six Flags, Inc. sr. notes 8 7/8s, 2010		105,000	104,213
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010		220,000	224,400
Universal City Florida Holding Co. sr. notes FRN 9.899s, 2010		75,000	77,438
			890,235

Financial (0.4%)
Crescent Real Estate Equities, LP notes 7 1/2s, 2007 (R)		55,000	55,550
E*Trade Finance Corp. sr. notes 8s, 2011		175,000	181,125
Finova Group, Inc. notes 7 1/2s, 2009		169,070	54,525
			291,200

Food (1.8%)
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †		16,542	864
Dean Foods Co. company guaranty 7s, 2016		105,000	102,900
Dean Foods Co. sr. notes 6 5/8s, 2009		160,000	160,000
Del Monte Corp. company guaranty 6 3/4s, 2015		80,000	75,800
Del Monte Corp. sr. sub. notes 8 5/8s, 2012		205,000	213,713
Doane Pet Care Co. sr. sub. notes 10 5/8s, 2015		265,000	329,482
Nutro Products, Inc. 144A sr. notes FRN 9.23s, 2013		60,000	60,750
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013		285,000	280,013
			1,223,522

Forest Products and Packaging (2.9%)
Abitibi-Consolidated, Inc. debs. 8.85s, 2030 (Canada)		45,000	39,038
Abitibi-Consolidated, Inc. notes 7 3/4s, 2011 (Canada)		40,000	37,700
Abitibi-Consolidated, Inc. notes 6s, 2013 (Canada)		90,000	76,050
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	85,000	97,103
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		$300,000	303,000
Georgia-Pacific Corp. debs. 9 1/2s, 2011		120,000	128,400
Graphic Packaging International Corp. sr. notes 8 1/2s, 2011		40,000	40,300
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		18,000	16,920
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		15,000	13,500
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	114,009	151,180
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		$245,000	255,413

CORPORATE BONDS AND NOTES (89.8%)* continued

		Principal amount	Value

Forest Products and Packaging continued
MDP Acquisitions PLC sr. notes Ser. EUR, 10 1/8s,
2012 (Ireland)	EUR	5,000	$7,073
NewPage Corp. sec. notes 10s, 2012		$245,000	259,088
Norske Skog Canada, Ltd. sr. notes 7 3/8s, 2014 (Canada)		110,000	101,200
Smurfit Capital Funding PLC debs. 7 1/2s, 2025 (Ireland)		60,000	55,500
Stone Container Corp. sr. notes 9 3/4s, 2011		115,000	118,738
Stone Container Corp. sr. notes 8 3/8s, 2012		30,000	28,350
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		215,000	192,425
			1,920,978

Gaming & Lottery (3.3%)
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012		160,000	169,200
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		30,000	30,675
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016		145,000	142,463
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		60,000	57,900
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		125,000	131,875
MGM Mirage, Inc. company guaranty 6s, 2009		175,000	172,594
Mirage Resorts, Inc. debs. 7 1/4s, 2017		40,000	39,400
Park Place Entertainment Corp. sr. notes 7s, 2013		115,000	118,474
Park Place Entertainment Corp. sr. sub. notes 7 7/8s, 2010		95,000	99,513
Penn National Gaming, Inc. sr. sub. notes 6 3/4s, 2015		50,000	47,813
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		130,000	131,950
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009		120,000	130,800
Scientific Games Corp. company guaranty 6 1/4s, 2012		130,000	125,125
Station Casinos, Inc. sr. notes 6s, 2012		235,000	225,013
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016		90,000	86,963
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015		260,000	254,800
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014		280,000	265,650
			2,230,208

Health Care (5.7%)
Athena Neurosciences Finance, LLC company
guaranty 7 1/4s, 2008		270,000	268,650
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012		310,000	297,213
DaVita, Inc. company guaranty 6 5/8s, 2013		225,000	216,281
HCA, Inc. debs. 7.19s, 2015		60,000	59,491
HCA, Inc. notes 8.36s, 2024		60,000	60,651
HCA, Inc. notes 7.69s, 2025		70,000	66,452
HCA, Inc. notes 6 3/8s, 2015		55,000	52,103
IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014		60,000	60,675
Insight Health Services Corp. company guaranty FRB
10.399s, 2011		230,000	207,288
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012		40,000	36,200
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015		75,000	72,750
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		120,000	113,400

CORPORATE BONDS AND NOTES (89.8%)* continued

	Principal amount	Value

Health Care continued
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	$270,000	$272,025
Select Medical Corp. company guaranty 7 5/8s, 2015	225,000	200,813
Service Corp. International debs. 7 7/8s, 2013	40,000	40,400
Service Corp. International notes Ser. *, 7.7s, 2009	50,000	50,625
Service Corp. International notes 6 1/2s, 2008	20,000	19,950
Service Corp. International 144A sr. notes 7 1/4s, 2017	50,000	47,500
Service Corp. International sr. notes 6 3/4s, 2016	140,000	131,250
Stewart Enterprises, Inc. 144A sr. notes 7 3/4s, 2013	260,000	243,100
Tenet Healthcare Corp. notes 7 3/8s, 2013	175,000	161,875
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	175,000	178,063
Triad Hospitals, Inc. sr. notes 7s, 2012	130,000	128,863
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	225,000	217,969
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)	65,000	68,250
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	300,000	307,500
Ventas Realty, LP/Capital Corp. company guaranty 9s, 2012 (R)	55,000	60,775
Ventas Realty, LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	55,000	55,206
Ventas Realty, LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	40,000	39,100
Ventas Realty, LP/Capital Corp. sr. notes 6 1/2s, 2016 (R)	60,000	58,050
		3,792,468

Homebuilding (0.8%)
Ashton Woods USA, LLC/Ashton Woods Finance Co.
sr. sub. notes 9 1/2s, 2015	75,000	69,188
Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011	70,000	72,975
K. Hovnanian Enterprises, Inc. company
guaranty 8 7/8s, 2012	90,000	92,700
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014	25,000	22,963
Meritage Homes Corp. company guaranty 6 1/4s, 2015	60,000	53,100
Schuler Homes, Inc. company guaranty 10 1/2s, 2011	70,000	73,937
Standard Pacific Corp. sr. notes 7s, 2015	25,000	22,625
Technical Olympic USA, Inc. company guaranty 10 3/8s, 2012	55,000	55,825
WCI Communities, Inc. company guaranty 9 1/8s, 2012	45,000	43,931
		507,244

Household Furniture and Appliances (0.3%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	200,000	208,000

Lodging/Tourism (0.5%)
FelCor Lodging, LP company guaranty 8 1/2s, 2008 (R)	55,000	58,850
Host Marriott, LP sr. notes Ser. M, 7s, 2012 (R)	165,000	165,413
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	95,000	97,613
		321,876

CORPORATE BONDS AND NOTES (89.8%)* continued

	Principal amount	Value

Media (0.5%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	$270,000	$267,300
Warner Music Group sr. sub. notes 7 3/8s, 2014	100,000	99,000
		366,300

Metals (3.0%)
AK Steel Corp. company guaranty 7 3/4s, 2012	285,000	280,725
Century Aluminum Co. company guaranty 7 1/2s, 2014	60,000	61,800
Chaparral Steel Co. company guaranty 10s, 2013	240,000	267,000
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)	175,000	189,438
Ispat Inland ULC sec. notes 9 3/4s, 2014	230,000	257,313
Metals USA, Inc. 144A sec. notes 11 1/8s, 2015	120,000	133,800
Novelis, Inc. 144A sr. notes 7 3/4s, 2015	460,000	439,300
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009	110,000	114,675
Ucar Finance, Inc. company guaranty 10 1/4s, 2012	90,000	95,850
United States Steel Corp. sr. notes 9 3/4s, 2010	114,000	122,550
Wheeling-Pittsburgh Steel Corp. sr. notes 6s, 2010 ‡‡	7,790	6,154
Wheeling-Pittsburgh Steel Corp. sr. notes 5s, 2011 ‡‡	14,089	11,130
		1,979,735

Publishing (4.1%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	250,000	230,625
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	177,086	178,414
Cenveo Corp, sr. sub. notes 7 7/8s, 2013	145,000	139,925
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	155,000	160,425
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	85,000	71,400
Dex Media, Inc. notes 8s, 2013	65,000	65,813
Houghton Mifflin Co. sr. sub. notes 9 7/8s, 2013	315,000	332,325
Mail-Well I Corp. company guaranty 9 5/8s, 2012	135,000	144,113
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	130,000	124,475
PRIMEDIA, Inc. sr. notes 8s, 2013	190,000	171,000
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	65,000	59,638
R.H. Donnelley Corp. 144A sr. disc. notes Ser. A-2, 6 7/8s, 2013	110,000	100,650
R.H. Donnelley Corp. 144A sr. notes Ser. A-3, 8 7/8s, 2016	145,000	146,088
R.H. Donnelley Corp. 144A sr. disc. notes 6 7/8s, 2013	55,000	50,325
Reader’s Digest Association, Inc. (The) sr. notes 6 1/2s, 2011	335,000	325,788
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	340,000	333,625
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	120,000	97,200
		2,731,829

Restaurants (0.4%)
Domino’s, Inc. sr. sub. notes 8 1/4s, 2011	80,000	82,400
Sbarro, Inc. company guaranty 11s, 2009	155,000	156,550
		238,950

Retail (2.3%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	80,000	79,600
Autonation, Inc. 144A company guaranty 7s, 2014	30,000	29,850
Autonation, Inc. 144A company guaranty FRB 7.045s, 2013	40,000	40,400

CORPORATE BONDS AND NOTES (89.8%)* continued

	Principal amount	Value

Retail continued
Bon-Ton Stores, Inc. (The) 144A sr. notes 10 1/4s, 2014	$215,000	$201,025
Burlington Coat Factory Warehouse Corp. 144A
sr. notes 11 1/8s, 2014	150,000	147,188
Harry & David Holdings, Inc. company guaranty 9s, 2013	60,000	55,200
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	115,000	111,838
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	55,000	51,150
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	50,000	38,000
Neiman-Marcus Group, Inc. 144A sr. notes 9s, 2015	335,000	348,819
Rite Aid Corp. company guaranty 9 1/2s, 2011	100,000	104,500
Rite Aid Corp. company guaranty 7 1/2s, 2015	80,000	78,000
Rite Aid Corp. sr. notes 9 1/4s, 2013	75,000	73,125
United Auto Group, Inc. company guaranty 9 5/8s, 2012	205,000	216,531
		1,575,226

Technology (4.6%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	130,000	134,225
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	143,000	130,130
Amkor Technologies, Inc. sr. unsecd. notes 9 1/4s, 2016	75,000	72,000
Avago Technologies Finance 144A sr. notes 10 1/8s,
2013 (Singapore)	90,000	96,300
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	70,000	70,175
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	110,000	109,175
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014	160,000	163,200
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	115,000	118,163
Iron Mountain, Inc. company guaranty 7 3/4s, 2015	125,000	124,688
Iron Mountain, Inc. company guaranty 6 5/8s, 2016	295,000	274,350
Lucent Technologies, Inc. debs. 6 1/2s, 2028	10,000	8,650
Lucent Technologies, Inc. debs. 6.45s, 2029	175,000	152,469
Lucent Technologies, Inc. notes 5 1/2s, 2008	40,000	39,000
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	65,000	57,200
Sensata Technologies BV 144A 8s, 2014 (Netherlands)	75,000	73,875
Serena Software, Inc. 144A sr. sub. notes 10 3/8s, 2016	30,000	31,350
Solectron Corp. 144A sr. sub. notes 8s, 2016	135,000	135,675
SunGard Data Systems, Inc. 144A sr. sub. notes 10 1/4s, 2015	192,000	200,640
SunGard Data Systems, Inc. 144A sr. unsecd. notes 9 1/8s, 2013	326,000	341,893
UGS Corp. company guaranty 10s, 2012	280,000	303,800
Unisys Corp. sr. notes 8s, 2012	105,000	98,569
Xerox Capital Trust I company guaranty 8s, 2027	130,000	132,763
Xerox Corp. sr. notes 7 5/8s, 2013	45,000	46,125
Xerox Corp. sr. notes 6 7/8s, 2011	180,000	181,800
Xerox Corp. sr. notes 6.4s, 2016	5,000	4,775
		3,100,990

Textiles (0.6%)
Levi Strauss & Co. sr. notes 9 3/4s, 2015	190,000	196,175
Levi Strauss & Co. 144A sr. notes 8 7/8s, 2016	110,000	108,075
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	75,000	76,875
		381,125

CORPORATE BONDS AND NOTES (89.8%)* continued

	Principal amount	Value

Tire & Rubber (0.6%)
Goodyear Tire & Rubber Co. (The) notes 8 1/2s, 2007	$35,000	$35,263
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	50,000	48,375
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	330,000	335,775
		419,413

Transportation (0.6%)
Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008	170,000	162,350
Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008	200,000	209,500
Kansas City Southern Railway Co. company guaranty 7 1/2s, 2009	30,000	30,150
		402,000

Utilities & Power (7.1%)
AES Corp. (The) sr. notes 8 7/8s, 2011	13,000	13,813
AES Corp. (The) sr. notes 8 3/4s, 2008	4,000	4,170
AES Corp. (The) 144A sec. notes 9s, 2015	130,000	140,075
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	190,000	204,725
ANR Pipeline Co. debs. 9 5/8s, 2021	135,000	160,776
CMS Energy Corp. sr. notes 8.9s, 2008	130,000	135,525
CMS Energy Corp. sr. notes 8 1/2s, 2011	40,000	42,200
CMS Energy Corp. sr. notes 7 3/4s, 2010	30,000	30,750
Colorado Interstate Gas Co. debs. 6.85s, 2037	75,000	75,656
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	20,000	18,681
Copano Energy, LLC. 144A sr. notes 8 1/8s, 2016	60,000	61,500
Dynegy Holdings, Inc. 144A sr. unsecd. notes 8 3/8s, 2016	145,000	144,275
Dynegy-Roseton Danskamme company guaranty Ser. A,
7.27s, 2010	65,000	66,219
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	100,000	102,875
Edison Mission Energy 144A sr. notes 7 3/4s, 2016	55,000	54,450
Edison Mission Energy 144A sr. notes 7 1/2s, 2013	70,000	69,300
El Paso Corp. 144A notes 7 3/4s, 2010	40,000	41,000
El Paso Corp. sr. notes 8.05s, 2030	95,000	94,763
El Paso Corp. sr. notes 7 3/8s, 2012	65,000	65,325
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	65,000	63,456
El Paso Natural Gas Co. debs. 8 5/8s, 2022	30,000	33,038
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	275,000	280,500
Ferrellgas, LP/Finance sr. notes 8 3/4s, 2012	217,000	221,340
Ferrellgas, LP/Finance sr. notes 6 3/4s, 2014	115,000	110,113
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	225,000	240,750
Mirant North America, LLC 144A sr. notes 7 3/8s, 2013	175,000	172,813
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	135,000	152,381
Monongahela Power Co. 1st mtge. 6.7s, 2014	70,000	72,514
Nevada Power Co. 2nd mtge. 9s, 2013	55,000	60,116
Northwestern Corp. sec. notes 5 7/8s, 2014	350,000	342,276
NRG Energy, Inc. sr. notes 7 3/8s, 2016	365,000	365,456
Orion Power Holdings, Inc. sr. notes 12s, 2010	100,000	112,750
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	85,000	86,345
SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013	110,000	111,788

CORPORATE BONDS AND NOTES (89.8%)* continued

	Principal amount	Value

Utilities & Power continued
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	$25,000	$24,802
Sierra Pacific Resources sr. notes 8 5/8s, 2014	125,000	134,647
Teco Energy, Inc. notes 7.2s, 2011	35,000	36,006
Teco Energy, Inc. notes 7s, 2012	55,000	56,100
Teco Energy, Inc. sr. notes 6 3/4s, 2015	10,000	10,000
Tennessee Gas Pipeline Co. debs. 7s, 2028	15,000	14,283
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	30,000	30,971
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	120,000	121,950
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	105,000	109,463
Utilicorp United, Inc. sr. notes 9.95s, 2011	75,000	83,813
Williams Cos., Inc. (The) notes 8 3/4s, 2032	25,000	28,000
Williams Cos., Inc. (The) notes 8 1/8s, 2012	25,000	26,500
Williams Cos., Inc. (The) notes 7 5/8s, 2019	95,000	98,088
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	45,000	44,438
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	65,719	5,481
		4,776,256

Total corporate bonds and notes (cost $60,583,420)		$60,174,319

CONVERTIBLE BONDS AND NOTES (2.6%)*

	Principal amount	Value

ArvinMeritor, Inc. 144A cv. unsec. stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††	$65,000	$68,413
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	190,000	196,888
Intel Corp. cv. sub. bonds 2.95s, 2035	120,000	98,700
Kulicke & Soffa Industries, Inc. cv. sub. notes 0.5s, 2008	390,000	324,675
L-3 Communications Corp. 144A cv. bonds 3s, 2035	125,000	121,250
LIN Television Corp. cv. sr. sub. notes 2 1/2s, 2033	45,000	40,781
Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035	25,000	27,844
Nash Finch Co. cv. sr. sub. notes stepped-coupon
1.631s (zero %, 3/15/13) 2035 ††	375,000	142,031
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	425,000	322,469
Sinclair Broadcast Group, Inc. cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	315,000	276,019
Wabash National Corp. cv. sr. notes 3 1/4s, 2008	60,000	62,775
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	60,000	60,975

Total convertible bonds and notes (cost $1,713,897)		$1,742,820

CONVERTIBLE PREFERRED STOCKS (2.0%)*

	Shares	Value

Chesapeake Energy Corp. Ser. *, $4.50 cum. cv. pfd	1,139	$105,927
Citigroup Funding, Inc. Ser. GNW, 5.02% cv. pfd	5,160	162,850
Crown Castle International Corp. $3.125 cum. cv. pfd.	1,537	83,382

CONVERTIBLE PREFERRED STOCKS (2.0%)* continued

	Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	2,929	$133,270
Freeport-McMoRan Copper & Gold, Inc. 5.50% cv. pfd.	121	151,719
Huntsman Corp. $2.50 cv. pfd.	6,062	252,331
Interpublic Group of Cos., Inc. 144A Ser. B, 5.25% cum. cv. pfd	207	193,804
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	2,225	289,250

Total convertible preferred stocks (cost $1,403,385)		$1,372,533

COMMON STOCKS (1.1%)*

	Shares	Value

Coinmach Service Corp. IDS (Income Deposit Securities)	15,654	$267,995
Comdisco Holding Co., Inc.	86	1,333
Compass Minerals International, Inc.	112	2,854
Contifinancial Corp. Liquidating Trust Units	505,286	158
Crown Castle International Corp. †	235	7,466
Dobson Communications Corp. †	338	2,903
HCA, Inc.	2,195	97,568
Knology, Inc. †	33	295
Legrand SA (France)	3,018	88,489
Playtex Products, Inc. †	9,606	110,469
Samsonite Corp. †	120,508	132,559
Sterling Chemicals, Inc. †	10	128
Sun Healthcare Group, Inc. †	178	1,461
USA Mobility, Inc.	40	812
VFB, LLC (acquired various dates from 12/21/99
to 10/27/00, cost $214,226) (F) ‡ †	259,509	5,515
VS Holdings, Inc. †	40,417	1
WHX Corp. †	3,964	36,667

Total common stocks (cost $2,053,805)		$756,673

UNITS (0.7%)* (cost $812,266)

	Units	Value

XCL, Ltd. Equity Units (F)	446	$476,662

PREFERRED STOCKS (0.3%)*

	Shares	Value

First Republic Capital Corp. 144A 10.50% pfd.	80	$85,200
Paxson Communications Corp. 14.25% cum. pfd. ‡‡	4	34,200
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	49	60,270

Total preferred stocks (cost $166,937)		$179,670

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)*

			Principal amount	Value

Argentina (Republic of ) FRB 4.889s, 2012			$153,125	$140,648
Philippines (Republic of ) bonds 9 1/2s, 2024			5,000	5,745

Total foreign government bonds and notes (cost $146,250)				$146,393

SENIOR LOANS (0.1%)* (c) (cost $82,545)

			Principal amount	Value

Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 10s, 2010			$90,000	$87,445

WARRANTS (—%)* †

	Expiration date	Strike price	Warrants	Value

Dayton Superior Corp. 144A	6/15/09	$0.01	200	$2
MDP Acquisitions PLC 144A (Ireland)	10/01/13	EUR .001	89	2,492
Ubiquitel, Inc. 144A	4/15/10	$22.74	350	4

Total warrants (cost $23,541)				$2,498

SHORT-TERM INVESTMENTS (2.4%)* (cost $1,616,573)

			Shares	Value

Putnam Prime Money Market Fund (e)			1,616,573	$1,616,573

TOTAL INVESTMENTS
Total investments (cost $68,602,619)				$66,555,586

* Percentages indicated are based on net assets of $67,033,343.

**** Security is in default of principal and interest.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2006 was $251,215 or 0.4% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at May 31, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At May 31, 2006, liquid assets totaling $1,122,000 have been designated as collateral for open swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at May 31, 2006.

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/06 (aggregate face value $2,048,592)

			Aggregate	Delivery	Unrealized
		Value	face value	date	depreciation

Euro		$2,192,346	$2,048,592	6/21/06	$(143,754)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced Debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibi-Consolidated,
Inc., 8.375%, 4/1/2015	—	$75,000	6/20/11	365 bp	$(2,142)

Citibank, N.A.
Ford Motor Co., 7.45%,
7/16/2031	—	60,000	6/20/07	620 bp	1,109

Lear Corp., 8.11%,
5/15/2009	—	45,000	6/20/08	845 bp	4,342

Visteon Corp., 7%,
3/10/2014	—	75,000	6/20/09	535 bp	(199)

Deutsche Bank AG
Ford Motor Co., 7.45%,
7/16/2031	—	84,000	6/20/07	595 bp	1,302

Lear Corp., 8.11%,
5/15/2009	—	150,000	6/20/08	860 bp	14,922

Visteon Corp., 7%,
3/10/2014	—	75,000	6/20/09	535 bp	(199)

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%,
7/16/2031	—	60,000	6/20/07	630 bp	1,215

Visteon Corp., 7%,
3/10/2014	—	50,000	6/20/09	545 bp	(10)

Goldman Sachs International
One of the underlying
securities in the
basket of BB CMBS
securities	—	83,000	(a)	2.461%	4,037

JPMorgan Chase Bank, N.A.
Abitibi-Consolidated,
Inc., 8.375%, 4/1/2015	—	45,000	6/20/11	365 bp	(1,291)

Ford Motor Co., 7.45%,
7/16/2031	—	60,000	6/20/07	635 bp	1,248

Ford Motor Co., 7.45%,
7/16/2031	—	75,000	6/20/07	665 bp	1,817

Visteon Corp., 7%,
3/10/2014	—	30,000	6/20/09	530 bp	(116)

Lehman Brothers Special Financing, Inc.
General Motors, 7 1/8%,
7/15/2013	—	155,000	12/20/06	750 bp	(661)

Total					$25,374

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $66,986,046)	$ 64,939,013
Affiliated issuers (identified cost $1,616,573) (Note 5)	1,616,573

Foreign currency (cost $79) (Note 1)	84

Dividends, interest and other receivables	1,331,091

Receivable for securities sold	211,020

Unrealized appreciation on swap contracts (Note 1)	29,992

Receivable for closed swap contracts (Note 1)	6,439

Total assets	68,134,212

LIABILITIES

Distributions payable to shareholders	360,901

Payable for securities purchased	299,118

Payable for compensation of Manager (Notes 2 and 5)	127,968

Payable for investor servicing and custodian fees (Note 2)	19,052

Payable for Trustee compensation and expenses (Note 2)	41,903

Payable for administrative services (Note 2)	3,708

Payable for open forward currency contracts (Note 1)	143,754

Unrealized depreciation on swap contracts (Note 1)	4,618

Payable for closed forward currency contracts (Note 1)	151

Other accrued expenses	99,696

Total liabilities	1,100,869

Net assets	$ 67,033,343

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$103,767,957

Undistributed net investment income (Note 1)	244,436

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(34,813,438)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(2,165,612)

Total — Representing net assets applicable to capital shares outstanding	$ 67,033,343

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($67,033,343 divided by 7,366,381 shares)	$9.10

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/06

INVESTMENT INCOME

Interest (including interest income of $51,597
from investments in affiliated issuers) (Note 5)	$5,385,288

Dividends	225,062

Total investment income	5,610,350

EXPENSES

Compensation of Manager (Note 2)	509,359

Investor servicing fees (Note 2)	33,911

Custodian fees (Note 2)	81,597

Trustee compensation and expenses (Note 2)	26,565

Administrative services (Note 2)	18,379

Reports to shareholders	48,391

Other	168,462

Fees waived and reimbursed by Manager or affiliate (Note 5)	(1,628)

Total expenses	885,036

Expense reduction (Note 2)	(2,395)

Net expenses	882,641

Net investment income	4,727,709

Net realized loss on investments (Notes 1 and 3)	(1,064,362)

Net realized gain on swap contracts (Note 1)	15,488

Net realized gain on foreign currency transactions (Note 1)	205,468

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(265,695)

Net unrealized appreciation of investments
and swap contracts during the year	1,038,877

Net loss on investments	(70,224)

Net increase in net assets resulting from operations	$4,657,485

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	5/31/06	5/31/05

Operations:
Net investment income	$ 4,727,709	$ 4,694,336

Net realized loss on investments
and foreign currency transactions	(843,406)	(218,155)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	773,182	1,863,485

Net increase in net assets resulting from operations	4,657,485	6,339,666

Distributions to shareholders: (Note 1)

From net investment income	(4,377,047)	(4,638,801)

Decrease from shares repurchased (Note 4)	(1,126,581)	—

Total increase (decrease) in net assets	(846,143)	1,700,865

NET ASSETS

Beginning of year	67,879,486	66,178,621

End of year (including undistributed net investment
income of $244,436 and distributions in excess
of net investment income of $504,220, respectively)	$67,033,343	$67,879,486

NUMBER OF FUND SHARES
Shares outstanding at beginning of year	7,507,107	7,507,107

Shares repurchased (Note 4)	(140,726)	—

Shares outstanding at end of year	7,366,381	7,507,107

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	5/31/06	5/31/05	5/31/04	5/31/03	5/31/02

Net asset value,
beginning of period	$9.04	$8.82	$8.45	$8.50	$9.49

Investment operations:
Net investment income (a)	.63(d)	.63(d)	.67(d)	.73	.86

Net realized and unrealized
gain (loss) on investments	—(e)	.21	.37	(.01)	(.86)

Total from
investment operations	.63	.84	1.04	.72	—(e)

Less distributions:
From net investment income	(.59)	(.62)	(.66)	(.76)	(.87)

From return of capital	—	—	(.01)	(.01)	(.12)

Total distributions	(.59)	(.62)	(.67)	(.77)	(.99)

Increase from shares repurchased	.02	—	—	—	—

Net asset value,
end of period	$9.10	$9.04	$8.82	$8.45	$8.50

Market price,
end of period	$8.78	$7.97	$7.92	$9.02	$9.48

Total return at
market price (%)(b)	18.23	8.43	(4.99)	4.15	(2.91)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$67,033	$67,879	$66,179	$63,418	$63,826

Ratio of expenses to
average net assets (%)(c)	1.30(d)	1.16(d)	1.19(d)	1.22	1.19

Ratio of net investment income
to average net assets (%)	6.96(d)	6.85(d)	7.57(d)	9.17	9.69

Portfolio turnover (%)	58.51	53.12	66.18	73.72	73.39

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2006, May 31, 2005 and May 31, 2004 reflect a reduction of less than 0.01% based on average net assets (Note 5).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/06

Note 1: Significant accounting policies

Putnam Managed High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Its secondary objective is capital growth to the extent consistent with seeking high current income. The fund intends to achieve its objective by investing in high yielding income securities. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the issuers.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2006, the fund had a capital loss carryover of $34,280,119 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 2,584,483	May 31, 2007

4,168,119	May 31, 2008

3,778,275	May 31, 2009

8,384,999	May 31, 2010

11,264,568	May 31, 2011

1,858,608	May 31, 2012

1,322,746	May 31, 2013

918,321	May 31, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2007 $497,803 of losses recognized during the period November 1, 2005 to May 31, 2006.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses, post-October loss deferrals, dividends payable and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2006, the fund reclassified $397,994 to decrease distributions in excess of net investment income and $18,594 to increase paid-in-capital, with an increase to accumulated net realized loss of $416,588.

The tax basis components of distributable earnings and the federal tax cost as of period end May 31, 2006, were as follows:

Unrealized appreciation	$ 1,452,379
Unrealized depreciation	(3,542,949)
———————
Net unrealized depreciation	(2,090,570)
Undistributed ordinary income	494,979
Capital loss carryforward	(34,280,119)
Post-October loss	(497,803)
Cost for federal income
tax purposes	$ 68,646,156

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.55% of the first $500 million of average weekly assets, 0.45% of the next $500 million, 0.40% of the next $500 million and 0.35% of the next $5 billion, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.55% of the first $500 million of average weekly net assets, 0.48% of the next $500 million, 0.44% of the next $500 million and 0.40% thereafter.

In addition, the fund pays an administrative services fee to Putnam Management quarterly based on an annual rate of 0.20% of the average weekly assets of the fund.

Prior to January 1, 2006, the fund’s administrative services fee was based on the following annual rates: 0.20% of the first $500 million of average weekly net assets, 0.17% of the next $500 million, 0.16% of the next $500 million and 0.15% thereafter.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets (calculated in the same manner as under the fund’s management contract with Putnam Management) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended May 31, 2006, the fund incurred $115,508 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended May 31, 2006, the fund’s expenses were reduced by $2,395 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $255, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended May 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,465,509 and $39,781,137, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended May 31, 2006, the fund repurchased 140,726 common shares for an aggregate purchase price of $1,126,581, which reflects a weighted-average discount from net asset value per share of 11.5% .

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended May 31, 2006, management fees paid were reduced by $1,628 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $51,597 for the year ended May 31, 2006. During the year ended May 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $19,850,367 and $19,316,640, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 8: Other matters

On May 12, 2006 the Trustees of Putnam Managed High Yield Trust approved the merger of the fund into Putnam High Yield Trust, an open-end fund managed by Putnam Management with similar investment objectives and strategies. The merger is subject to a number of conditions and there is no guarantee it will occur.

Federal tax information (Unaudited)

The fund designated 4.57% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended May 31, 2006, the fund hereby designates 4.57% or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Shareholder meeting results (Unaudited)

October 28, 2005 meeting

The annual meeting of shareholders of the fund was convened on October 28, 2005. At that meeting, consideration of all proposals was adjourned to a final meeting held on December 6, 2005.

December 6, 2005 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	4,909,926	324,267

Charles B. Curtis	4,903,686	330,507

Myra R. Drucker	4,910,725	323,468

Charles E. Haldeman, Jr.	4,913,137	321,056

John A. Hill	4,912,541	321,652

Paul L. Joskow	4,910,040	324,153

Elizabeth T. Kennan	4,906,253	327,940

John H. Mullin, III	4,906,968	327,225

Robert E. Patterson	4,908,903	325,290

George Putnam, III	4,908,040	326,153

W. Thomas Stephens	4,723,916	510,277

Richard B. Worley	4,907,646	326,547

A proposal to amend the fund’s fundamental investment restriction with respect to borrowing to permit the fund to engage in investment leverage was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

3,537,729	811,197	148,972	736,295

A proposal to approve the Amended and Restated Management Contract between the fund and Putnam Investment Management, LLC, which provides for payment of management fees with respect to fund assets attributable to investment leverage, was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

3,587,256	744,778	165,864	736,295

All tabulations are rounded to the nearest whole number.

Compliance certifications (Unaudited)

On December 7, 2005, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization).

Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer	Vice President
and Principal Executive Officer	Since 2004
Since 1989
Senior Managing Director, Putnam
Jonathan S. Horwitz (Born 1955)	Investments, Putnam Management
Senior Vice President and Treasurer	and Putnam Retail Management. Prior
Since 2004	to 2003, Senior Vice President, United
Asset Management Corporation
Prior to 2004, Managing Director,
Putnam Investments	Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Steven D. Krichmar (Born 1958)	Since 2004
Vice President and Principal Financial Officer
Since 2002	Senior Managing Director, Putnam
Investments, Putnam Management
Senior Managing Director, Putnam	and Putnam Retail Management. Prior
Investments. Prior to July 2001, Partner,	to 2004, General Counsel, State Street
PricewaterhouseCoopers LLP	Research & Management Company

Michael T. Healy (Born 1958)	Charles A. Ruys de Perez (Born 1957)
Assistant Treasurer and Principal	Vice President and Chief Compliance Officer
Accounting Officer	Since 2004
Since 2000
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Beth S. Mazor (Born 1958)	Vice President and BSA Compliance Officer
Vice President	Since 2002
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Judith Cohen (Born 1945)
James P. Pappas (Born 1953)	Vice President, Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2004
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer
and Putnam Management. During 2002,	and Assistant Clerk
Chief Operating Officer, Atalanta/Sosnoff	Since 2005
Management Corporation; prior to 2001,
President and Chief Executive Officer,	Nancy E. Florek (Born 1957)
UAM Investment Services, Inc.	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Myra R. Drucker	James P. Pappas
Putnam Investment	Charles E. Haldeman, Jr.	Vice President
Management, LLC	Paul L. Joskow
One Post Office Square	Elizabeth T. Kennan	Richard S. Robie, III
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	W. Thomas Stephens	Francis J. McNamara, III
Putnam Investments Limited	Richard B. Worley	Vice President and
57–59 St. James Street		Chief Legal Officer
London, England SW1A 1LD	Officers
	George Putnam, III	Charles A. Ruys de Perez
Marketing Services	President	Vice President and
Putnam Retail Management		Chief Compliance Officer
One Post Office Square	Charles E. Porter
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Associate Treasurer and	Vice President and
Custodian	Principal Executive Officer	BSA Compliance Officer
Putnam Fiduciary
	Jonathan S. Horwitz	Judith Cohen
Trust Company	Senior Vice President	Vice President, Clerk and
Legal Counsel	and Treasurer	Assistant Treasurer

Ropes & Gray LLP	Steven D. Krichmar	Wanda M. McManus
Independent Registered	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Public Accounting Firm
KPMG LLP	Michael T. Healy	Nancy E. Florek
	Assistant Treasurer and	Vice President, Assistant Clerk,
Trustees	Principal Accounting Officer	and Proxy Manager
John A. Hill, Chairman
Jameson Adkins Baxter,	Beth S. Mazor
Vice Chairman	Vice President
Charles B. Curtis

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN707 235144 7/06

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

May 31, 2006	$37,838	$--	$3,838	$ -

May 31, 2005	$40,500	$--	$3,800	$ -

For the fiscal years ended May 31, 2006 and May 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,838 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
May 31,
2006	$ -	$ -	$ -	$ -
May
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson) W. Thomas Stephens John A. Hill (b) Not applicable Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors.

These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

*  The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance

Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005
Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s and Putnam Investments Limited’s (for funds having Putnam Investments Limited as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leader	Joined
	Fund	Employer	Positions Over Past Five Years

Paul Scanlon	2002	Putnam	Team Leader, US High Yield; Portfolio
		Management	Manager; Analyst
		1999 – Present

Portfolio Members	Joined
	Fund	Employer	Positions Over Past Five Years

Norm Boucher	2005	Putnam	Portfolio Manager
		Management
		1998 – Present

Rob Salvin	2005	Putnam	Portfolio Manager; Analyst; Convertible
		Management	Specialist
		2000 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and

Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

			Other accounts that pool		Other accounts (including separate accounts,
Portfolio Leader or	Other SEC-registered open-end		assets from more than one		managed account programs and single-
Member	and closed-end funds		client		sponsor defined contribution plan offerings)

	Number of	Assets	Number of	Assets	Number of accounts	Assets
	accounts		accounts

Norm Boucher	9	$4,176,900,000	3	$35,500,000	4	$209,100,000
Rob Salvin	10	$4,864,500,000	3	$35,500,000	4	$209,300,000
Paul Scanlon	14	$10,148,600,000	7	$583,200,000	7	$427,900,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment

Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

• Consistent performance means being above median over one year.

• Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

• Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Paul	2006	*
Scanlon
Portfolio	2005	*
Leader
Norman	2006	*
Boucher
Portfolio	N/A
Member
Robert	2006	*
Salvin
Portfolio	2005	*
Member

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers: Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7-
October
31,2005	12,419	$7.84	12,419	738,292

November 1 -
November 30,
2005	31,019	$7.91	31,019	707,273

December 1 -
December 31,
2005	37,535	$7.97	37,535	669,738

January 1 -
January 31,
2006	30,234	$8.14	30,234	639,504

February 1 -
February 28,
2006	29,519	$8.08	29,519	609,985

March 1 -
March 31, 2006	-	-	-	-

April 1 - April
30, 2006	-	-	-	-

May 1 - May
31, 2006	-	-	-	-

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 375,355 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 750,711 shares over the original term of the program

*Information is based on the total number of shares eligible for repurchase under the program, as amended on March 10, 2006.

The registrant currently does not intend to repurchase shares under this program pending the outcome of voting by shareholders of the registrant on a proposal (as disclosed in a prospectus-proxy statement filed with the Commission by Putnam High Yield Trust) to merge the registrant into Putnam High Yield Trust, an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed High Yield Trust By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: July 27, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: July 27, 2006